UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2009

UTEC, Inc.

(Exact name of registrant as specified in its charter)

Nevada   000-53241   20-5936198

   (State or other jurisdiction

(Commission

(IRS Employer

         of incorporation)

   File Number)

Identification Number)

2420 Springer Drive, Suite 110     Norman, OK             73069

       (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:      (620) 783-1361

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

The Company, on April 30, 2009, entered into an agreement with Energetic Systems Inc. LLC (“ESI or Buyer”) wherein the Company (“Sellers”) shall sell, convey, assign, transfer and deliver to  Buyer, and Buyer shall purchase and acquire from Sellers, free and clear of any Encumbrances, all of Sellers’ right, title and interest in all of the assets of the Company excluding the Ceramatec Agreement and the Company’s waste destruction business using the technology obtained pursuant to that agreement.

In consideration for the Transferred Assets (the “Purchase Price”) ESI will return to the Company the 22,500,000 Common Shares of UTEI currently owned by ESI.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTEC, INC.

/s/ Fortunato Villamagna

Fortunato Villamagna, CEO and Director